UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2017

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On January 18, 2017, Equity LifeStyle Properties, Inc. (referred to herein as the “Company,” “we,” “us,” and “our”) issued a news release announcing the settlement of certain outstanding litigation matters. In connection with this announcement we hereby reaffirm previously issued guidance for our Net income per Common Share (fully diluted), for the year ended December 31, 2016, to be between $1.91 and $1.97.
We also reaffirm previously issued guidance for our Funds from Operations (“FFO”) per Common Share (fully diluted), for the year ended December 31, 2016, to be between $3.25 and $3.31.
We also reaffirm previously issued guidance for our Normalized Funds from Operations (“Normalized FFO”) per Common Share (fully diluted), for the year ended December 31, 2016, to be between $3.26 and $3.32.
The projected 2016 per Common Share amounts represent a range of possible outcomes and the mid-point of each range reflects management’s best estimate of the most likely outcome. Actual figures could vary materially from these amounts if any of our assumptions are incorrect.
Item 8.01    Other Events
As described in the news release we entered into agreements pursuant to which we have agreed to settle the three pending California lawsuits related to our California Hawaiian property in San Jose, our Monte del Lago property in Castroville and our Santiago Estates property in Sylmar. Each of the three plaintiff groups is represented by the same law firm and has alleged that the Company failed to properly maintain the respective properties. In each of these cases, the plaintiffs comprise only a small portion of the property’s total number of sites.

We expect our aggregate contribution to the settlements, net of contributions from our insurance carriers, to be approximately $2.4 million. The settlement agreements provide that $9.9 million will be paid to settle the California Hawaiian matter, $1.5 million will be paid to settle the Monte del Lago matter and $1.885 million will be paid to settle the Santiago Estates matter.

At September 30, 2016, the Company did not have a reserve with respect to these lawsuits, based on a determination that a material loss was neither probable nor estimable. The $2.4 million net expense will be recorded in the fourth quarter of 2016.

In addition, the Company and plaintiffs’ counsel have agreed to a process that would apply to any future matters involving any of the Company’s properties in which a resident or a customer is represented by that counsel. Among other things, the process involves notification to the Company and, if necessary, mediation in advance of the commencement of any litigation. The primary purpose of this process is to provide the Company and its residents and customers the opportunity to address any concerns in advance of litigation.

These settlements resolve all pending matters brought by plaintiffs’ counsel against the Company or any of its affiliates. Pursuant to the settlement agreements, all plaintiffs will provide full releases to each of the defendants and their affiliates including with respect to the claims alleged in the lawsuits, and each of the lawsuits and related appeals will be dismissed with prejudice. The settlements do not constitute an admission of liability by the Company or any of its affiliates and were made to avoid the costs, risks and uncertainties inherent in litigation.

The news release is furnished as Exhibit 99.1 to this report on Form 8-K. The news release was also posted on our website, www.equitylifestyleproperties.com, on January 18, 2017.

In accordance with General Instruction B.2. of Form 8-K, the information included in Items 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any registration statement filed by Equity Lifestyle Properties, Inc. under the Securities Act of 1933, as amended. We disclaim any intention or obligation to update or revise this information.
This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our assumptions and guidance concerning 2016 estimated net income, FFO and Normalized FFO;

•	our ability to manage counterparty risk;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the properties under the Codification Topic “Revenue Recognition”;

•	the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.
Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 391 quality properties in 32 states and British Columbia consisting of 146,610 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 Equity LifeStyle Properties, Inc. press release dated January 18, 2017, “ELS Settles California Lawsuits”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By:/s/ Paul Seavey
Paul Seavey
Executive Vice President,
Chief Financial Officer and Treasurer

Date: January 18, 2017